UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.___)

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

QUALSTAR CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Copy to:

Keith E. Gottfried, Esq.

Alston & Bird LLP

The Atlantic Building

950 F. Street, N.W.

Washington, DC 20004-1404

(202) 239-3679

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Qualstar Corporation, a California corporation (“Qualstar” or the “Company”), is filing materials contained in this Schedule 14A with the U.S. Securities and Exchange Commission (“SEC”) in connection with the solicitation of proxies from its shjareholders in connection with its 2013 Annual Meeting of Shareholders and at any and all adjournments or postponements thereof (the “2013 Annual Meeting”). In connection with its 2013 Annual Meeting, Qualstar has filed a definitive proxy statement and a WHITE proxy card with the SEC on June 4, 2013, and has commenced the mailing of a definitive proxy statement and WHITE proxy card to its shareholders.

Letter to Shareholders sent on June 12, 2013

Attached hereto as Exhibit 1 is a letter to shareholders that Qualstar sent on June 12, 2013.

Press Release issued on June 12, 2013

Attached hereto as Exhibit 2 is a press release that Qualstar issued on June 12, 2013 announcing that it had sent a letter to shareholders.

Additional Information and Where To Find It

In connection with its 2013 Annual Meeting, Qualstar has filed a definitive proxy statement and a WHITE proxy card with the SEC on June 4, 2013, and has commenced the mailing of a definitive proxy statement and WHITE proxy card to its shareholders. WE URGE INVESTORS AND SHAREHOLDERS TO READ THE DEFINITIVE PROXY STATEMENT AND WHITE PROXY CARD FOR THE 2013 ANNUAL MEETING OF SHAREHOLDERS (INCLUDING ANY SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT QUALSTAR WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Shareholders will be able to obtain, free of charge, copies of the definitive proxy statement and any other documents filed by Qualstar with the SEC in connection with the 2013 Annual Meeting at the SEC’s website (www.sec.gov), at Qualstar’s website (www.qualstar.com) or by writing to Mr. Lawrence D. Firestone, President and Chief Executive Officer, Qualstar Corporation, 3990-B Heritage Oak Court, Simi Valley, CA 93063. Copies of the proxy materials may be requested from the Company’s proxy solicitor, MacKenzie Partners, Inc., 105 Madison Avenue, New York, NY 10016 or toll-free at (800) 322-2885.

Certain Information Regarding Participants in the Solicitation

Qualstar, its directors, nominees for director and certain officers, employees and other persons are deemed to be participants in the solicitation of proxies from shareholders in connection with the 2013 Annual Meeting of Shareholders. Information regarding the interests of such participants is included in the definitive proxy statement and other relevant documents filed and to be filed by Qualstar with the SEC in connection with the proxy solicitation.

EXHIBIT 1

June 12, 2013

PROTECT YOUR INVESTMENT IN QUALSTAR!

ELECT YOUR BOARD’S HIGHLY QUALIFIED NOMINEES

VOTE THE WHITE PROXY CARD TODAY

Dear Qualstar Shareholder:

As you decide how to vote at the upcoming 2013 Annual Meeting of the Shareholders of Qualstar Corporation to be held on June 28, 2013, ask yourself the following question:

WHAT IS THE REAL AGENDA OF BKF CAPITAL GROUP, INC. AND ITS CONTROLLING SHAREHOLDER STEVEN N. BRONSON?

We do not believe that BKF Capital Group, Inc. (OTCQB: BKFG) and Mr. Bronson have disclosed their true plans for Qualstar were they to be successful in acquiring control of Qualstar without paying shareholders a control premium.

Shareholders should take note of the following facts with respect to BKF:

●	BKF is a south Florida-based publicly-held, thinly-traded, shell company controlled by Mr. Bronson with three employees (including Mr. Bronson, who is not a full-time employee, and an intern).

●	BKF has no operating business and no revenues from operations. BKF’s principal assets consist of cash and investments, along with sizable net operating tax losses.

●	BKF has publicly warned its shareholders and other investors that it is currently facing the risk of being deemed an investment company and subjected to related restrictions.

●

BKF has also publicly warned its shareholders and other investors that were it to be deemed an investment company, it could face material adverse consequences if it were not able to comply with the applicable regulatory requirements.

●

BKF needs to consummate an acquisition, merger or other business combination with a viable business entity (such as Qualstar) to avoid such material adverse consequences. For that reason, BKF has publicly stated that it is seeking to arrange an acquisition of a viable operating business having at least three years of operating history. BKF has also publicly stated that it is looking to acquire companies with unique value opportunities and/or acquiring a controlling position in such companies through equity purchases or debt financing.

PLEASE VOTE THE WHITE PROXY CARD TODAY

●	BKF has publicly reported in its filings with the SEC that one of the purposes of its unsolicited, opportunistic, coercive, partial tender offer was to obtain a “controlling influence” over Qualstar.

Taking these facts into consideration, we believe that Qualstar represents the “unique value opportunity” that BKF has indicated it is looking for and that BKF and Mr. Bronson are seeking control of Qualstar as a first step in facilitating their self-interested agenda to have BKF acquire Qualstar and avoid the material adverse consequences BKF has publicly announced could result from being deemed a regulated investment company. Given the unsolicited, opportunistic and coercive nature of the partial tender offer launched and abruptly terminated by BKF earlier this year, your Board is very concerned that any such acquisition of Qualstar would, like BKF’s unsolicited, coercive, partial tender offer, be at an inadequate price intended to deprive fellow shareholders of the ability to participate in, and benefit from, the future growth and value potential of Qualstar.

►	BKF AND MR. BRONSON WANT YOU TO BELIEVE THAT THEY ARE NOT SEEKING ANY RIGHTS OR BENEFITS THAT ARE DIFFERENT FROM THE RIGHTS OF ALL OTHER SHAREHOLDERS.

o	Can that really be the case, when BKF and Mr. Bronson are, for the third time in 12 months, seeking control of your company without paying you an appropriate control premium?

o	Can that really be the case if, as your Board believes, BKF and Mr. Bronson are pursuing control of Qualstar as a first step in facilitating the acquisition of Qualstar by BKF?

o

Can that really be the case given BKF’s stated goal that it is looking to acquire companies with unique value opportunities and/or acquiring a controlling position in such companies through equity purchases or debt financing?

■	We believe that Qualstar represents the “unique value opportunity” that BKF has indicated it is looking for.

o

Can that really be the case when BKF needs to consummate an acquisition of a viable operating entity (such as Qualstar) to avoid the material adverse consequences BKF has publicly announced could result from being deemed a regulated investment company?

o

Can that really be the case given the recent unsolicited, coercive, opportunistic partial tender offer made by BKF and Mr. Bronson where they publicly announced that they were seeking a “controlling influence” over Qualstar and were seeking to acquire Qualstar shares at the lowest possible price consistent with their objectives?

►	BKF AND MR. BRONSON WANT YOU TO BELIEVE THAT THEIR INTERESTS ARE FULLY ALLIGNED WITH THE INTERESTS OF ALL OTHER SHAREHOLDERS.

o

Can that really be the case if the ultimate goal of BKF and Mr. Bronson is to acquire your shares at the lowest possible price which was their publicly stated goal when they launched their unsolicited, coercive, opportunistic, partial tender offer and made it clear the offer price was set consistent with the “objectives” of BKF and Mr. Bronson?

PLEASE VOTE THE WHITE PROXY CARD TODAY

o

Can that really be the case if the ultimate goal of BKF and Mr. Bronson is to deprive you of the ability to benefit from the future growth and value potential of Qualstar (as BKF and Mr. Bronson attempted to do to any shareholders who would have tendered into their unsolicited, coercive, opportunistic, partial tender offer)?

■

We believe that BKF and Mr. Bronson are attempting to opportunistically take control of Qualstar, without paying shareholders a control premium, before the market recognizes Qualstar’s potential for growth and value creation as Qualstar’s transformation continues.

■

We can also appreciate why BKF and Mr. Bronson might view it to be in their best interest to take control of Qualstar now before the investments we are making, under our new Chief Executive Officer, new management team and our strong, independent Board leadership, are reflected in our financial results and stock price.

►	BKF AND MR. BRONSON WANT YOU TO BELIEVE THAT THEY ARE CONCERNED WITH QUALSTAR’S PROFITABILITY.

o

Then why do BKF and Mr. Bronson refuse to support your Board in its efforts to transform Qualstar from being a high overhead, low margin, manufacturing-based company to a highly scalable, high margin, low overhead business that is positioned to expand its presence significantly in both the big data storage and distributed power supply markets and, thereby, create a platform for long-term growth, sustainable profitability, market leadership and increasing returns for investors?

o

Then why, last June, did BKF and Mr. Bronson launch a costly, distracting, and disruptive proxy contest to take control of Qualstar at a special meeting of shareholders, just as Qualstar’s transformation was getting under way, that caused Qualstar to spend more than $500,000 before BKF and Mr. Bronson were rebuffed by shareholders?

o

Then why did BKF and Mr. Bronson launch an unsolicited, coercive, partial tender offer against Qualstar, which not only disrupted Qualstar’s business and revenues but caused Qualstar to spend over $600,000 before BKF abruptly abandoned it, just hours before your Board would have filed documents with the SEC informing you why it believed this coercive, partial tender offer was inadequate and not in the best interests of shareholders?

o

Then why have BKF and Mr. Bronson initiated yet another costly, distracting, and disruptive proxy contest that will cause Qualstar to spend approximately $500,000 more this year for its annual meeting than it normally would spend in the absence of a proxy contest?

o

Then why have BKF and Mr. Bronson indicated in their proxy statement that, if they are successful in having their hand-picked nominees elected to your Board, they expect Qualstar to reimburse them for their expenses incurred in bringing their costly, distracting, and disruptive proxy contest that only serves to advance their self-interested agenda of taking control of Qualstar?

►	BKF AND MR. BRONSON WANT YOU TO BELIEVE THAT THEIR GOAL IS TO ENHANCE VALUE FOR ALL SHAREHOLDERS.

o

Can that really be the case given the recent attempt by BKF and Mr. Bronson to engage in a coercive, opportunistic, partial tender offer at an inadequate price which would have left the holders of more than half of Qualstar’s shares with a less liquid security and limited trading market for their shares (a fact which BKF disclosed in its tender offer filings with the SEC)?

PLEASE VOTE THE WHITE PROXY CARD TODAY

o

Can that really been the case when, despite the numerous attempts that Qualstar made to reach a reasonable settlement and avoid a proxy contest, BKF and Mr. Bronson have refused to drop their disruptive and costly proxy contest so that Qualstar’s management can move beyond this unnecessary distraction and return its full attention to delivering on Qualstar’s very significant potential and enhancing value for ALL Qualstar shareholders?

o

Can that really be the case given the adamant opposition that the BKF Group has expressed to the shareholder-friendly rights plan adopted by Qualstar’s Board, which is intended to, among other purposes, preserve the ability of a Board to enhance value for the benefit of ALL shareholders and ensure that ALL shareholders receive the highest price for their shares?

►	BKF AND MR. BRONSON WANT YOU TO BELIEVE THAT THEY WANT TO ENHANCE THE COMPOSITION OF YOUR BOARD WITH THEIR HANDPICKED NOMINEES.

o	Then why did BKF and Mr. Bronson include, in their slate of handpicked nominees, two nominees, Sean Leder and David Wolenski, who have long-standing relationships with Mr. Bronson?

o

Then why did BKF and Mr. Bronson include, in their slate of handpicked nominees, Mr. Bronson, given the potential conflicts of interest he would need to address if BKF was to pursue an acquisition of Qualstar, taking into consideration his stated goal to have BKF acquire Qualstar shares at the lowest possible price consistent with his objectives?

o

Can that really be the case given that, over the last year, your Board has already been significantly enhanced with the addition of three highly-qualified and experienced independent directors – Allen H. Alley, Gerald J. (“Bud”) Laber and Daniel C. Molhoek, all of whom have been recommended by your Board for re-election at the 2013 Annual Meeting?

o

Can that really be the case given that, over the past year, your Board has appointed Allen H. Alley, who brings to Qualstar over 30 years of experience with private and public companies, including previous service as the Chairman of the Board of a publicly-held technology company, to serve as your Board’s independent, non-executive Chairman and provide your Board with strong new, independent leadership?

o

Can that really be the case given that, if you elect your Board’s highly qualified and very experienced nominees –Allen H. Alley, Chester Baffa, Lawrence D. Firestone, Gerald J. Laber and Daniel C. Molhoek, the entire membership of your Board, other than Mr. Firestone, our Chief Executive Officer, will have been replaced since the 2012 Annual Meeting?

PLEASE VOTE THE WHITE PROXY CARD TODAY

►

BKF AND MR. BRONSON WANT YOU TO BELIEVE THAT THEIR NOMINEES ARE COMMITTED TO EXPLORING ALL STRATEGIC ALTERNATIVES AND WILL CHOOSE THE ONES THAT WILL ACHIEVE THE BEST AND HIGHEST VALUE FOR SHAREHOLDERS.

o

Can that really be the case if the ultimate goal of BKF and Mr. Bronson is to acquire your shares at the lowest possible price which was their publicly stated goal when they launched their unsolicited, coercive, opportunistic, partial tender offer and made it clear the offer price was set consistent with the “objectives” of BKF and Mr. Bronson?

o

If Qualstar is correct in its belief that BKF has an undisclosed plan to acquire Qualstar to avoid being deemed a regulated investment company, shareholders should ask themselves how a Board composed of BKF’s handpicked nominees would respond in the event that BKF was to again make a partial tender offer or even an offer for all Qualstar shares. In the proxy statement you will receive from BKF, BKF’s nominees and the other participants make it abundantly clear that they disagree with the “paternalistic” actions your Board took to protect the interests of shareholders against the actions of BKF’s unsolicited, opportunistic, coercive, partial tender offer.

o

Then why have BKF and Mr. Bronson, despite their numerous discussions with Qualstar (including the numerous attempts made by Qualstar to settle the proxy contest), never suggested or recommended to Qualstar that it initiate a competitive process to explore the sale of the company to a third party (particularly, a party other than BKF)?

o

Shareholders should consider whether they believe BKF’s nominees, if elected to the Qualstar Board, would conduct a review of strategic alternatives in a manner intended to result in a competitive sales process prior to the signing of any definitive acquisition agreement (as opposed to a post-signing market-check) and require BKF, as a potential bidder for Qualstar, to compete on a level-playing field with other potential bidders for Qualstar.

You decide for yourself what is the true agenda of BKF and its controlling shareholder, Steven N. Bronson. If you don’t want to support the undisclosed, self-interested agenda of BKF and Mr. Bronson, elect your Board’s highly qualified, experienced, dedicated nominees on the WHITE proxy card TODAY.

Your Board’s nominees are resolute in their commitment to protecting the interests of ALL shareholders and ensuring that any value maximizing transaction benefits ALL shareholders equally.

This proxy contest ultimately comes down to one simple question. You have a choice between electing:

►

Qualstar’s highly-qualified and very experienced Board nominees who are completely aligned with the best interests of ALL shareholders, are committed to ensuring that ALL shareholders have the ability to participate in, and benefit from, the future growth and value potential of Qualstar and have a proven record of protecting ALL Qualstar’s shareholders from abusive or coercive takeover tactics such as those previously used by BKF and Mr. Bronson;

OR

►

The hand-picked nominees of BKF and Mr. Bronson, taking into consideration the stated objectives of BKF and Mr. Bronson to obtain control of Qualstar and acquire Qualstar’s shares at the lowest price possible consistent with their objectives.

PLEASE VOTE THE WHITE PROXY CARD TODAY

YOUR VOTE IS IMPORTANT!

SUPPORT YOUR BOARD’S NOMINEES

BY VOTING THE WHITE PROXY CARD TODAY

To vote your shares, please vote TODAY by signing, dating and returning the WHITE proxy card in. You may also vote by phone or Internet by following the instructions on the WHITE proxy card. If you have any questions or need assistance in voting your WHITE proxy card, we encourage you to call our proxy solicitor, Mackenzie Partners, Inc., at (800) 322-2885 (Toll Free) or at (212) 929-5500.

We appreciate your continued support as we work to protect your investment and create value for all Qualstar shareholders. We look forward to communicating further with you in the coming weeks.

Sincerely,

/s/ Lawrence D. Firestone	/s/ Allen H. Alley

Lawrence D. Firestone	Allen H. Alley
Chief Executive Officer and President	Chairman of the Board of Directors

PLEASE VOTE THE WHITE PROXY CARD TODAY

IMPORTANT!

PROTECT YOUR INVESTMENT!

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY
OR HOW FEW SHARES YOU OWN.

If you have questions about how to vote your shares, or need additional assistance, please contact the firm assisting us in the solicitation of proxies, MacKenzie Partners, Inc., at the address and phone number below:

105 Madison Avenue
New York, New York 10016
(212) 929-5500 (Call Collect)
or
Call Toll-Free (800) 322-2885

WE URGE YOU NOT TO SIGN ANY GOLD PROXY CARD
SENT TO YOU BY BKF CAPITAL GROUP

Cautionary Statement Concerning Forward-Looking Statements

This communication contains forward-looking statements relating to expectations, plans or prospects for Qualstar Corporation that are based upon the current expectations and beliefs of Qualstar's management and are subject to certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. Notwithstanding changes that may occur with respect to matters relating to any forward looking statements, Qualstar does not expect to, and disclaims any obligation to, publicly update any forward-looking statements whether as a result of new information, future events or otherwise. Qualstar, however, reserves the right to update such statements or any portion thereof at any time for any reason. In particular, the following factors, among others, could cause actual or future results to differ materially from those suggested by the forward-looking statements: Qualstar’s ability to successfully execute on its strategic plan and meet its long-term financial goals; Qualstar’s ability to successfully implement and recognize cost savings; Qualstar’s ability to develop and commercialize new products; industry and customer adoption and acceptance of Qualstar’s new products; Qualstar’s ability to increase sales of its products; the rescheduling or cancellation of customer orders; unexpected shortages of critical components; unexpected product design or quality problems; adverse changes in market demand for Qualstar’s products; increased global competition and pricing pressure on Qualstar’s products; and the risks related to actions of activist shareholders, including the amount of related costs.

For further information on these and other and other cautionary statements, please refer to the risk factors discussed in Qualstar’s filings with the U.S. Securities and Exchange Commission including, but not limited to, Qualstar’s Annual Report on Form 10-K for the fiscal year ended June 30, 2012, the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of such Form 10-K, and any subsequently filed reports. All documents also are available without charge through the SEC's website (www.sec.gov) or from Qualstar’s website (www.qualstar.com).

PLEASE VOTE THE WHITE PROXY CARD TODAY

Additional Information and Where To Find It

In connection with its 2013 Annual Meeting of Shareholders, Qualstar has filed a definitive proxy statement and a WHITE proxy card with the SEC on June 3, 2013, and has mailed the definitive proxy statement and WHITE proxy card to its shareholders. WE URGE INVESTORS AND SHAREHOLDERS TO READ THE DEFINITIVE PROXY STATEMENT AND WHITE PROXY CARD FOR THE 2013 ANNUAL MEETING OF SHAREHOLDERS (INCLUDING ANY SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT QUALSTAR WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Shareholders will be able to obtain, free of charge, copies of the definitive proxy statement and any other documents filed by Qualstar with the SEC in connection with the 2013 Annual Meeting at the SEC’s website (www.sec.gov), at Qualstar’s website (www.qualstar.com) or by writing to Mr. Lawrence D. Firestone, President and Chief Executive Officer, Qualstar Corporation, 3990-B Heritage Oak Court, Simi Valley, CA 93063. Copies of the proxy materials may also be requested from Qualstar’s proxy solicitor, MacKenzie Partners, Inc., 105 Madison Avenue, New York, NY 10016 or toll-free at (800) 322-2885.

Certain Information Regarding Participants in the Solicitation

Qualstar, its directors, nominees for director and certain officers, employees and other persons are deemed to be participants in the solicitation of proxies from shareholders in connection with the 2013 Annual Meeting of Shareholders. Information regarding the interests of such participants is included in the definitive proxy statement and other relevant documents filed and to be filed by Qualstar with the SEC in connection with the proxy solicitation.

PLEASE VOTE THE WHITE PROXY CARD TODAY

EXHIBIT 2

FOR IMMEDIATE RELEASE

For more information, contact:
Mark H. Harnett / Paul Schulman	Vanessa Lehr/Annie Leschin
MacKenzie Partners, Inc.	Investor Relations
(212) 929-5500	StreetSmart Investor Relations
(415) 775-1788

QUALSTAR URGES SHAREHOLDERS TO QUESTION

BKF’S AND BRONSON’S ULTERIOR MOTIVES FOR SEEKING CONTROL OF QUALSTAR

Qualstar Urges Shareholders To Vote White Proxy Card And

Reject BKF’s and Bronson’s Latest Attempt To Obtain Control Of Qualstar

Without Paying Shareholders A Control Premium

SIMI VALLEY, Calif., June 12, 2013 — Qualstar Corporation (NasdaqGM: QBAK), a manufacturer of data storage solutions and high-efficiency power supplies, today announced that it is has mailed the following letter to shareholders commenting on the latest attempt by BKF Capital Group, Inc. (OTCQB: BKFG), an entity controlled by Steven N. Bronson, to seek control of Qualstar without paying shareholders an appropriate control premium:

June 12, 2013

Dear Qualstar Shareholder:

As you decide how to vote at the upcoming 2013 Annual Meeting of the Shareholders of Qualstar Corporation to be held on June 28, 2013, ask yourself the following question:

WHAT IS THE REAL AGENDA OF BKF CAPITAL GROUP, INC. AND ITS CONTROLLING SHAREHOLDER STEVEN N. BRONSON?

We do not believe that BKF Capital Group, Inc. and Mr. Bronson have disclosed their true plans for Qualstar were they to be successful in acquiring control of Qualstar without paying shareholders a control premium.

Shareholders should take note of the following facts with respect to BKF:

●	BKF is a south Florida-based publicly-held, thinly-traded, shell company controlled by Mr. Bronson with three employees (including Mr. Bronson, who is not a full-time employee, and an intern).

●	BKF has no operating business and no revenues from operations. BKF’s principal assets consist of cash and investments, along with sizable net operating tax losses.

●	BKF has publicly warned its shareholders and other investors that it is currently facing the risk of being deemed an investment company and subjected to related restrictions.

●

BKF has also publicly warned its shareholders and other investors that were it to be deemed an investment company, it could face material adverse consequences if it were not able to comply with the applicable regulatory requirements.

●

BKF needs to consummate an acquisition, merger or other business combination with a viable business entity (such as Qualstar) to avoid such material adverse consequences. For that reason, BKF has publicly stated that it is seeking to arrange an acquisition of a viable operating business having at least three years of operating history. BKF has also publicly stated that it is looking to acquire companies with unique value opportunities and/or acquiring a controlling position in such companies through equity purchases or debt financing.

●	BKF has publicly reported in its filings with the SEC that one of the purposes of its unsolicited, opportunistic, coercive, partial tender offer was to obtain a “controlling influence” over Qualstar.

Taking these facts into consideration, we believe that Qualstar represents the “unique value opportunity” that BKF has indicated it is looking for and that BKF and Mr. Bronson are seeking control of Qualstar as a first step in facilitating their self-interested agenda to have BKF acquire Qualstar and avoid the material adverse consequences BKF has publicly announced could result from being deemed a regulated investment company. Given the unsolicited, opportunistic and coercive nature of the partial tender offer launched and abruptly terminated by BKF earlier this year, your Board is very concerned that any such acquisition of Qualstar would, like BKF’s unsolicited, coercive, partial tender offer, be at an inadequate price intended to deprive fellow shareholders of the ability to participate in, and benefit from, the future growth and value potential of Qualstar.

►	BKF AND MR. BRONSON WANT YOU TO BELIEVE THAT THEY ARE NOT SEEKING ANY RIGHTS OR BENEFITS THAT ARE DIFFERENT FROM THE RIGHTS OF ALL OTHER SHAREHOLDERS.

o	Can that really be the case, when BKF and Mr. Bronson are, for the third time in 12 months, seeking control of your company without paying you an appropriate control premium?

o	Can that really be the case if, as your Board believes, BKF and Mr. Bronson are pursuing control of Qualstar as a first step in facilitating the acquisition of Qualstar by BKF?

o

Can that really be the case given BKF’s stated goal that it is looking to acquire companies with unique value opportunities and/or acquiring a controlling position in such companies through equity purchases or debt financing?

■	We believe that Qualstar represents the “unique value opportunity” that BKF has indicated it is looking for.

o

Can that really be the case when BKF needs to consummate an acquisition of a viable operating entity (such as Qualstar) to avoid the material adverse consequences BKF has publicly announced could result from being deemed a regulated investment company?

o

Can that really be the case given the recent unsolicited, coercive, opportunistic partial tender offer made by BKF and Mr. Bronson where they publicly announced that they were seeking a “controlling influence” over Qualstar and were seeking to acquire Qualstar shares at the lowest possible price consistent with their objectives?

►	BKF AND MR. BRONSON WANT YOU TO BELIEVE THAT THEIR INTERESTS ARE FULLY ALLIGNED WITH THE INTERESTS OF ALL OTHER SHAREHOLDERS.

o

Can that really be the case if the ultimate goal of BKF and Mr. Bronson is to acquire your shares at the lowest possible price which was their publicly stated goal when they launched their unsolicited, coercive, opportunistic, partial tender offer and made it clear the offer price was set consistent with the “objectives” of BKF and Mr. Bronson?

o

Can that really be the case if the ultimate goal of BKF and Mr. Bronson is to deprive you of the ability to benefit from the future growth and value potential of Qualstar (as BKF and Mr. Bronson attempted to do to any shareholders who would have tendered into their unsolicited, coercive, opportunistic, partial tender offer)?

■

We believe that BKF and Mr. Bronson are attempting to opportunistically take control of Qualstar, without paying shareholders a control premium, before the market recognizes Qualstar’s potential for growth and value creation as Qualstar’s transformation continues.

■

We can also appreciate why BKF and Mr. Bronson might view it to be in their best interest to take control of Qualstar now before the investments we are making, under our new Chief Executive Officer, new management team and our strong, independent Board leadership, are reflected in our financial results and stock price.

►	BKF AND MR. BRONSON WANT YOU TO BELIEVE THAT THEY ARE CONCERNED WITH QUALSTAR’S PROFITABILITY.

o

Then why do BKF and Mr. Bronson refuse to support your Board in its efforts to transform Qualstar from being a high overhead, low margin, manufacturing-based company to a highly scalable, high margin, low overhead business that is positioned to expand its presence significantly in both the big data storage and distributed power supply markets and, thereby, create a platform for long-term growth, sustainable profitability, market leadership and increasing returns for investors?

o

Then why, last June, did BKF and Mr. Bronson launch a costly, distracting, and disruptive proxy contest to take control of Qualstar at a special meeting of shareholders, just as Qualstar’s transformation was getting under way, that caused Qualstar to spend more than $500,000 before BKF and Mr. Bronson were rebuffed by shareholders?

o

Then why did BKF and Mr. Bronson launch an unsolicited, coercive, partial tender offer against Qualstar, which not only disrupted Qualstar’s business and revenues but caused Qualstar to spend over $600,000 before BKF abruptly abandoned it, just hours before your Board would have filed documents with the SEC informing you why it believed this coercive, partial tender offer was inadequate and not in the best interests of shareholders?

o

Then why are BKF and Mr. Bronson pursuing yet another costly, distracting, and disruptive proxy contest, despite our numerous attempts to reach an amicable settlement, that will cause Qualstar to spend approximately $500,000 more this year for its annual meeting than it normally would spend in the absence of a proxy contest, resources that could have been better devoted to our ongoing efforts to transform Qualstar?

o

Then why have BKF and Mr. Bronson indicated in their proxy statement that, if they are successful in having their hand-picked nominees elected to your Board, they expect Qualstar to reimburse them for their expenses incurred in bringing their costly, distracting, and disruptive proxy contest that only serves to advance their self-interested agenda of taking control of Qualstar?

►	BKF AND MR. BRONSON WANT YOU TO BELIEVE THAT THEIR GOAL IS TO ENHANCE VALUE FOR ALL SHAREHOLDERS.

o

Can that really be the case given the recent attempt by BKF and Mr. Bronson to engage in a coercive, opportunistic, partial tender offer at an inadequate price which would have left the holders of more than half of Qualstar’s shares with a less liquid security and limited trading market for their shares (a fact which BKF disclosed in its tender offer filings with the SEC)?

o

Can that really been the case when, despite the numerous attempts that Qualstar made to reach a reasonable settlement and avoid a proxy contest, BKF and Mr. Bronson have refused to drop their disruptive and costly proxy contest so that Qualstar’s management can move beyond this unnecessary distraction and return its full attention to delivering on Qualstar’s very significant potential and enhancing value for ALL Qualstar shareholders?

o

Can that really be the case given the adamant opposition that the BKF Group has expressed to the shareholder-friendly rights plan adopted by Qualstar’s Board, which is intended to, among other purposes, preserve the ability of a Board to enhance value for the benefit of ALL shareholders and ensure that ALL shareholders receive the highest price for their shares?

►	BKF AND MR. BRONSON WANT YOU TO BELIEVE THAT THEY WANT TO ENHANCE THE COMPOSITION OF YOUR BOARD WITH THEIR HANDPICKED NOMINEES.

o	Then why did BKF and Mr. Bronson include, in their slate of handpicked nominees, two nominees, Sean Leder and David Wolenski, who have long-standing relationships with Mr. Bronson?

o

Then why did BKF and Mr. Bronson include, in their slate of handpicked nominees, Mr. Bronson, given the potential conflicts of interest he would need to address if BKF was to pursue an acquisition of Qualstar, taking into consideration his stated goal to have BKF acquire Qualstar shares at the lowest possible price consistent with his objectives?

o

Can that really be the case given that, over the last year, your Board has already been significantly enhanced with the addition of three highly-qualified and experienced independent directors – Allen H. Alley, Gerald J. (“Bud”) Laber and Daniel C. Molhoek, all of whom have been recommended by your Board for re-election at the 2013 Annual Meeting?

o

Can that really be the case given that, over the past year, your Board has appointed Allen H. Alley, who brings to Qualstar over 30 years of experience with private and public companies, including previous service as the Chairman of the Board of a publicly-held technology company, to serve as your Board’s independent, non-executive Chairman and provide your Board with strong new, independent leadership?

o

Can that really be the case given that, if you elect your Board’s highly qualified and very experienced nominees –Allen H. Alley, Chester Baffa, Lawrence D. Firestone, Gerald J. Laber and Daniel C. Molhoek, the entire membership of your Board, other than Mr. Firestone, our Chief Executive Officer, will have been replaced since the 2012 Annual Meeting?

►

BKF AND MR. BRONSON WANT YOU TO BELIEVE THAT THEIR NOMINEES ARE COMMITTED TO EXPLORING ALL STRATEGIC ALTERNATIVES AND WILL CHOOSE THE ONES THAT WILL ACHIEVE THE BEST AND HIGHEST VALUE FOR SHAREHOLDERS.

o

Can that really be the case if the ultimate goal of BKF and Mr. Bronson is to acquire your shares at the lowest possible price which was their publicly stated goal when they launched their unsolicited, coercive, opportunistic, partial tender offer and made it clear the offer price was set consistent with the “objectives” of BKF and Mr. Bronson?

o

If Qualstar is correct in its belief that BKF has an undisclosed plan to acquire Qualstar to avoid being deemed a regulated investment company, shareholders should ask themselves how a Board composed of BKF’s handpicked nominees would respond in the event that BKF was to again make a partial tender offer or even an offer for all Qualstar shares. In the proxy statement you will receive from BKF, BKF’s nominees and the other participants make it abundantly clear that they disagree with the “paternalistic” actions your Board took to protect the interests of shareholders against the actions of BKF’s unsolicited, opportunistic, coercive, partial tender offer.

o

Then why have BKF and Mr. Bronson, despite their numerous discussions with Qualstar (including the numerous attempts made by Qualstar to settle the proxy contest), never suggested or recommended to Qualstar that it initiate a competitive process to explore the sale of the company to a third party (particularly, a party other than BKF)?

o

Shareholders should consider whether they believe BKF’s nominees, if elected to the Qualstar Board, would conduct a review of strategic alternatives in a manner intended to result in a competitive sales process prior to the signing of any definitive acquisition agreement (as opposed to a post-signing market-check) and require BKF, as a potential bidder for Qualstar, to compete on a level-playing field with other potential bidders for Qualstar.

You decide for yourself what is the true agenda of BKF and its controlling shareholder, Steven N. Bronson. If you don’t want to support the undisclosed, self-interested agenda of BKF and Mr. Bronson, elect your Board’s highly qualified, experienced, dedicated nominees on the WHITE proxy card TODAY.

Your Board’s nominees are resolute in their commitment to protecting the interests of ALL shareholders and ensuring that any value maximizing transaction benefits ALL shareholders equally.

This proxy contest ultimately comes down to one simple question. You have a choice between electing:

►

Qualstar’s highly-qualified and very experienced Board nominees who are completely aligned with the best interests of ALL shareholders, are committed to ensuring that ALL shareholders have the ability to participate in, and benefit from, the future growth and value potential of Qualstar and have a proven record of protecting ALL Qualstar’s shareholders from abusive or coercive takeover tactics such as those previously used by BKF and Mr. Bronson;

OR

►

The hand-picked nominees of BKF and Mr. Bronson, taking into consideration the stated objectives of BKF and Mr. Bronson to obtain control of Qualstar and acquire Qualstar’s shares at the lowest price possible consistent with their objectives.

YOUR VOTE IS IMPORTANT!

SUPPORT YOUR BOARD’S NOMINEES

BY VOTING THE WHITE PROXY CARD TODAY

To vote your shares, please vote TODAY by signing, dating and returning the WHITE proxy card in. You may also vote by phone or Internet by following the instructions on the WHITE proxy card. If you have any questions or need assistance in voting your WHITE proxy card, we encourage you to call our proxy solicitor, Mackenzie Partners, Inc., at (800) 322-2885 (Toll Free) or at (212) 929-5500.

We appreciate your continued support as we work to protect your investment and create value for all Qualstar shareholders. We look forward to communicating further with you in the coming weeks.

Sincerely,

/s/ Lawrence D. Firestone	/s/ Allen H. Alley

Lawrence D. Firestone	Allen H. Alley
Chief Executive Officer and President	Chairman of the Board of Directors

About Qualstar Corporation

Qualstar, founded in 1984, is a diversified electronics manufacturer specializing in data storage and power supplies. Qualstar’s products are known throughout the world for high quality and Simply Reliable designs that provide years of trouble-free service. More information is available at www.qualstar.com or www.n2power.com or by phone at 805-583-7744.

Cautionary Statement Concerning Forward-Looking Statements

This press release contains forward-looking statements relating to expectations, plans or prospects for Qualstar Corporation that are based upon the current expectations and beliefs of Qualstar's management and are subject to certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. Notwithstanding changes that may occur with respect to matters relating to any forward looking statements, Qualstar does not expect to, and disclaims any obligation to, publicly update any forward-looking statements whether as a result of new information, future events or otherwise. Qualstar, however, reserves the right to update such statements or any portion thereof at any time for any reason. In particular, the following factors, among others, could cause actual or future results to differ materially from those suggested by the forward-looking statements: Qualstar’s ability to successfully execute on its strategic plan and meet its long-term financial goals; Qualstar’s ability to successfully implement and recognize cost savings; Qualstar’s ability to develop and commercialize new products; industry and customer adoption and acceptance of Qualstar’s new products; Qualstar’s ability to increase sales of its products; the rescheduling or cancellation of customer orders; unexpected shortages of critical components; unexpected product design or quality problems; adverse changes in market demand for Qualstar’s products; increased global competition and pricing pressure on Qualstar’s products; and the risks related to actions of activist shareholders, including the amount of related costs.

For further information on these and other and other cautionary statements, please refer to the risk factors discussed in Qualstar’s filings with the U.S. Securities and Exchange Commission including, but not limited to, Qualstar’s Annual Report on Form 10-K for the fiscal year ended June 30, 2012, the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of such Form 10-K, and any subsequently filed reports. All documents also are available without charge through the SEC’s website (www.sec.gov) or from Qualstar’s website (www.qualstar.com).

Additional Information and Where To Find It

In connection with its 2013 Annual Meeting of Shareholders, Qualstar has filed a definitive proxy statement and a WHITE proxy card with the SEC on June 4, 2013, and has mailed the definitive proxy statement and WHITE proxy card to its shareholders. WE URGE INVESTORS AND SHAREHOLDERS TO READ THE DEFINITIVE PROXY STATEMENT AND WHITE PROXY CARD FOR THE 2013 ANNUAL MEETING OF SHAREHOLDERS (INCLUDING ANY SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT QUALSTAR WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Shareholders will be able to obtain, free of charge, copies of the definitive proxy statement and any other documents filed by Qualstar with the SEC in connection with the 2013 Annual Meeting at the SEC’s website (www.sec.gov), at Qualstar’s website (www.qualstar.com) or by writing to Mr. Lawrence D. Firestone, President and Chief Executive Officer, Qualstar Corporation, 3990-B Heritage Oak Court, Simi Valley, CA 93063. In addition, copies of the definitive proxy materials may be requested from the Company’s proxy solicitor, MacKenzie Partners, Inc., 105 Madison Avenue, New York, NY 10016 or toll-free at (800) 322-2885.

Certain Information Regarding Participants in the Solicitation

Qualstar, its directors, nominees for director and certain officers, employees and other persons are deemed to be participants in the solicitation of proxies from shareholders in connection with the 2013 Annual Meeting of Shareholders. Information regarding the interests of such participants is included in the definitive proxy statement and other relevant documents filed and to be filed by Qualstar with the SEC in connection with the proxy solicitation.